LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED

NOVEMBER 30, 2010, OF

LEGG MASON WESTERN ASSET HIGH INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 30, 2010, as supplemented on March 1, 2011 and April 15, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated November 30, 2010, as supplemented on March 1, 2011 and April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Effective as of May 1, 2011, the following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. Messrs. Walsh and Buchanan have been portfolio managers for the fund since 2006. Mr. Gardner has been a portfolio manager for the fund since 2007. These portfolio managers work together with a broader investment management team.

Effective as of May 1, 2011, the following text replaces the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Walsh, Buchanan and Gardner are portfolio managers with Western Asset and have been employed by Western Asset in the capacity of portfolio managers for more than five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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